                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Marion H. Antonini
                                       -----------------------------
                                       Marion H. Antonini

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Donald B. Rice
                                       -----------------------------
                                       Donald B. Rice

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.



                                       /s/ Orin R. Smith
                                       -----------------------------
                                       Orin R. Smith

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 1st day of April, 1998.



                                       /s/ Douglas J. McGregor
                                       -----------------------------
                                       Douglas J. McGregor

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 1st day of April, 1998.


                                       /s/ John K. Greene
                                       -----------------------------
                                       John K. Greene

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Herbert A. Sklenar
                                       -----------------------------
                                       Herbert A. Sklenar

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Donald M. James
                                       -----------------------------
                                       Donald M. James

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Livio D. DeSimone
                                       -----------------------------
                                       Livio D. DeSimone

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ Ann D. McLaughlin
                                       -----------------------------
                                       Ann D. McLaughlin

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III,
E. Starke Sydnor, and Michael R. Mills, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of shares of Common Stock of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and to any and all amendments to said report, including without limitation, any filing pursuant to Rule 462.

     The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 2nd day of April, 1998.


                                       /s/ James V. Napier
                                       -----------------------------
                                       James V. Napier